SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: December 16, 2004
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices)(Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On December 16, 2004, Umpqua Holdings Corporation issued a press release announcing the declaration of a cash dividend of $0.06 per share payable on January 17, 2005 to all shareholders of record as of December 31, 2004, and that it will hold a quarterly earnings conference call Thursday, January 27, 2005 at 10:00 a.m. PST (1:00 p.m. EST) where the Company will discuss fourth quarter and full year 2004 results and provide an update on recent activities. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)
Dated: December 16, 2004	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99.1

Umpqua Holdings Corporation Announces Fourth Quarter Dividend
Date: 12/16/2004 8:55:00 PM

The Board of Directors of Umpqua Holdings Corporation (Nasdaq: UMPQ) announced today a quarterly cash dividend of $0.06 per common share payable on January 17, 2005 to all shareholders of record as of December 31, 2004.

In addition, Umpqua Holdings Corporation will conduct a quarterly earnings conference call Thursday, January 27, 2005 at 10:00 a.m. PST (1:00 p.m. EST) where the Company will discuss fourth quarter and full year 2004 results and provide an update on recent activities. There will be a question-and-answer session following the presentation. Shareholders, analysts and other interested parties are invited to join the call by dialing 888-791-5525 a few minutes before 10:00 a.m. The password is "UMPQUA." A rebroadcast will be available approximately one hour after the conference call by dialing 866-416-1171, or by visiting www.umpquaholdingscorp.com. Information to be discussed in the teleconference will be available on the company's website prior to the call.

Umpqua Holdings Corporation is the parent company of Umpqua Bank, an Oregon-based community bank widely recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 92 stores throughout Oregon, Northern California and Southwest Washington. Umpqua Holdings also owns a retail brokerage subsidiary, Strand, Atkinson, Williams & York, Inc., which has 14 locations throughout Oregon and Southwest Washington and offers brokerage services within Umpqua Bank stores. Additionally, Umpqua Bank's Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon.

For more information, visit www.umpquaholdingscorp.com.

Umpqua Holdings Corporation Dan Sullivan, +1-503-546-2492, or
dansullivan@umpquabank.com; or Steve Bellas, +1-503-546-2495, or
stevebellas@umpquabank.com